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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2007

                                  BLUEFLY, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   001-14498               13-3612110
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)       Identification Number)

      42 West 39th Street, New York, New York                    10018
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     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

 ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 6, 2007, Alex Rafal resigned as a member of the Board of Directors (the "Board") and the Option Plan/Compensation Committee (the "Compensation Committee") of Bluefly, Inc. (the "Company"). Mr. Rafal had been designated to serve on the Board by private funds associated with Maverick Capital, Ltd. ("Maverick") pursuant to the Voting Agreement described below. On the same date, the Board appointed Riad Abrahams as a member of the Board and the Compensation Committee, to fill the vacancy created by Mr. Rafal's resignation.

         Since October 2006, Mr. Abrahams has served as a Managing Partner and co-founder of BlackSwan Partners, a private equity firm. Prior to BlackSwan, Mr. Abrahams was a Managing Director at Maverick Capital, working in the retail sector. From July 2006 to October 2006, he served as a director of the Company, designated by Maverick pursuant to the Voting Agreement. From 1999-2001, Mr. Abrahams worked in the Principal Investment Area at The Blackstone Group. Mr. Abrahams is a graduate of Harvard Business School and Harvard College. He also serves on the board of Ali Wing, Inc. d/b/a giggle.

         Mr. Abrahams has been designated to serve on the Board by Maverick pursuant to a Voting Agreement (the "Voting Agreement") by and among the Company, private funds associated with Prentice Capital Management, LP
("Prentice," and, together with Maverick, the "Investors") and affiliates of Soros Fund Management LLC ("Soros"). Under the terms of the Voting Agreement Soros has the right to designate three designees to the Company's Board of Directors and each of Maverick and Prentice have the right to designate one designee, in each case subject to minimum ownership thresholds and subject to compliance with applicable Nasdaq rules. The Voting Agreement also provides that one designee of Soros and the designee of each of Maverick and Prentice will have the right to serve on the Compensation Committee and the Governance and Nominating Committee of the Board of Directors, subject to compliance with Nasdaq's rules regarding independent directors serving on such committees, or Nasdaq's transitional rules, to the extent applicable. If the Board establishes an Executive Committee, the designees of Soros, Maverick and Prentice will be entitled to also serve on such committee.

         Pursuant to the terms of the Company's 2005 Stock Incentive Plan, Mr. Abrahams was granted 11,250 shares of restricted stock as of the date of his appointment, with such shares vesting on the one year anniversary of the date of his appointment.

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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS
None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUEFLY, INC.
                                        (Registrant)


Date: August 7, 2007                    By:    /s/ Patrick C. Barry
                                               ---------------------------------
                                        Name:  Patrick C. Barry
                                        Title: Chief Operating Officer and Chief
                                               Financial Officer